EXHIBIT 10.20
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     This Amendment (this “Amendment”) is made as of June 28, 2011 by and among Molex Incorporated, a Delaware corporation (the “Company”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
R E C I T A L S:
     A. The Company, the Subsidiary Borrowers party thereto, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of June 24, 2009, as amended by Amendment No. 1 to Credit Agreement dated as of January 11, 2010 and Amendment No. 2 to Credit Agreement dated as of March 25, 2011 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
     B. The Company, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Amendment to Credit Agreement. Upon the Effective Time (as defined below), the Credit Agreement shall be amended as follows:
          (a) Section 1.01 of the Credit Agreement shall be amended by adding the following new defined term therein in the appropriate alphabetical order:
          “Molex Japan Disputed Indebtedness” means the disputed liability of the Company and/or its Subsidiaries relating to unauthorized activities at Molex Japan, as described in the Company’s Form 10-Q filed with the Securities and Exchange Commission for the quarterly period ending March 31, 2011.
          (b) Section 1.01 of the Credit Agreement shall be amended by amending and restating clause (g) of the definition of “Permitted Encumbrances” in its entirety to read as follows:
          (g) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and/or Liens arising in the ordinary course of business with respect to deposit accounts relating to intercompany cash pooling, interest set-off and/or sweeping arrangements;

          (c) Section 3.06(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
          (a) Except as disclosed in the Company’s Form 10-Q filed with the Securities and Exchange Commission for the quarterly period ending March 31, 2011, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Credit Document or the Transactions
          (d) Section 6.08 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
          SECTION 6.08 Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure the obligations of the Borrowers hereunder or under any guaranty thereof, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or any Swap Agreement with a Lender or an Affiliate of a Lender that incorporates the covenants herein by reference, (ii) the foregoing shall not apply to restrictions and conditions existing or anticipated on the Second Amendment Effective Date identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification of, any such restriction or condition expanding the scope thereof), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (vi) the foregoing shall not apply to restrictions or conditions which are included in privately placed senior notes of the Company issued after the Second Amendment Effective Date and which are no more restrictive than the provisions of this Agreement or which, under certain circumstances, require that Liens securing other Indebtedness of the Company equally and ratably secure such notes and other obligations arising under the related note purchase agreements.

2

          (e) Article VII of the Credit Agreement shall be amended by adding the following proviso at the end of clause (g) therein:
          provided that, notwithstanding anything to the contrary herein, no default under the Molex Japan Disputed Indebtedness shall constitute a Default hereunder, unless and until it shall be determined by a final non-appealable judgment (or the Company or any Subsidiary shall agree in a settlement agreement or other similar agreement) that the Company or any Subsidiary is liable for the Molex Japan Disputed Indebtedness (or any portion thereof), and the amount of money that the Company or any Subsidiary is obligated to pay with respect thereto shall remain due and unpaid for 30 days after payment is required pursuant to the terms of such judgment or settlement (or similar) agreement;
          2. Representations and Warranties of the Company. The Company represents and warrants that:
          (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;
          (b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) with respect to or as of such specific earlier date); and
          (c) No Default has occurred and is continuing.
          3. Effective Time. This Amendment shall become effective upon (the “Effective Time”) (a) the execution and delivery hereof by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders) and (b) the execution and delivery by the Company and each of the Subsidiary Guarantors of a Reaffirmation of Guaranty substantially in the form of Exhibit A hereto. In the event the Effective Time has not occurred on or before June 30, 2011, this Amendment shall not become operative and shall be of no force or effect.

3

          4. Miscellaneous.
          (a) Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, or constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
          (c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          (d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of manually executed counterpart hereof.
          5. Costs and Expenses. The Company hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
          6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.
[signature pages follow]

4

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MOLEX INCORPORATED
By:

Its:

Signature page to Molex Amendment

JPMORGAN CHASE BANK, N. A., individually and as Administrative Agent
By:

Its:

Signature page to Molex Amendment

[LENDERS]
By:

Its:

Signature page to Molex Amendment

EXHIBIT A
REAFFIRMATION OF GUARANTY
          Each of the undersigned (a) acknowledges receipt of a copy of Amendment No. 3 to Credit Agreement (the “Amendment”), amending the Credit Agreement dated as of June 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) consents to the Amendment and each of the transactions referenced therein, (c) hereby reaffirms its obligations, as applicable, under the Parent Guaranty and the Subsidiary Guaranty and (d) agrees that all references in any Credit Document to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.
Dated as of June 28, 2011

MOLEX INCORPORATED, a Delaware corporation
By:
Name:
Title:

CARDELL CORPORATION, a Michigan corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

MOLEX INTERNATIONAL, INC., a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

MOLEX CV HOLDINGS, INC., a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

MOLEX CONNECTOR CORPORATION, a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

MOLEX COPPER FLEX PRODUCTS, INC., a Minnesota corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

WOODHEAD INDUSTRIES, INC., a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Assistant Treasurer

WOODHEAD INTERCONNECT, INC., a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

AERO-MOTIVE COMPANY, a Michigan corporation
By:
	Name:	David D. Johnson
	Title:	Vice President

CENTRAL RUBBER COMPANY, an Illinois corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

Signature Page to Reaffirmation of Guaranty

DANIEL WOODHEAD COMPANY, a Delaware corporation
By:
	Name:	David D. Johnson
	Title:	Treasurer

DW HOLDING, L.L.C., a Delaware limited liability company
By:
	Name:	David D. Johnson
	Title:	Treasurer

WOODHEAD L.P., a Texas limited partnership
By:
	Name:	David D. Johnson
	Title:	Treasurer

POLYMICRO TECHNOLOGIES, LLC, a Delaware limited liability company
By:
	Name:	David D. Johnson
	Title:	Assistant Treasurer

WH TWO, LLC, a Delaware limited liability company
By:
	Name:	David D. Johnson
Title:

Signature Page to Reaffirmation of Guaranty